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                                                                    Exhibit 4(p)

COMMON STOCK                        [ Logo ]                        COMMON STOCK

   NUMBER                                                             SHARES
   SPECIMEN                                                          SPECIMEN
              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                               H.B. FULLER COMPANY       See reverse for certain
                                                               definitions


          This Certifies that    SPECIMEN
                                --------------------------------


              is the owner of    SPECIMEN                        Shares of
                                --------------------------------
                 COMMON STOCK OF THE PAR VALUE OF $1.00 EACH OF
                               H.B. FULLER COMPANY

          transferable only on the books of the Company by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. The shares of the Company of all classes are subject to certain rights, preferences and restrictions, and the Company will furnish, without charge to each stockholder who so requests, a full statement of the designations, relative rights, voting power, preferences and restrictions granted to, or imposed upon, said shares. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

               IN WITNESS WHEREOF, H.B. FULLER COMPANY has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.


          Dated:                                   COUNTERSIGNED AND REGISTERED:


                                                   TRANSFER AGENT AND REGISTRAR


                    SECRETARY       SEAL           AUTHORIZED SIGNATURE

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                               H.B. Fuller Company

         THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED BY THE COMPANY, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE COMPANY TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
         TEN COM   -as tenants in common                  UNIF TRANSFERS MIN ACT -                Custodian
                                                                                  -----------------------------------------
                                                                                       (Cust)                   (Minor)
         TEN ENT   -as tenants by the entireties                                    Under Uniform Transfers to Minors Act

         JT TEN    -as joint tenants with right                               _____________________________________________
                    of survivorship and not as                                                   (State)
                    tenants in common
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     Additional abbreviations may also be used though not in the above list.

         For value received,  _____________________________________________
hereby sell, assign and transfer unto

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
  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

___________________________________________________________________________________________________________________________
                                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

___________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


___________________________________________________________________________________________________________________Attorney
to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                                                                           ___________________________________________
                                                                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                                                                MUST CORRESPOND WITH THE NAME AS WRITTEN
                                                                                UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                                                PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                                                                OR ANY CHANGE WHATEVER.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF, TO CERTAIN RIGHTS, AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN
H.B. FULLER COMPANY AND NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION DATED AS OF JULY 18, 1996 AS AMENDED BY AMENDMENT TO RIGHTS
AGREEMENT DATED AS OF JANUARY 23, 2001 BETWEEN H.B. FULLER COMPANY AND WELLS FARGO BANK MINNESOTA, N.A. (THE "RIGHTS AGREEMENT"),
THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES
OF H.B. FULLER COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY
SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. H.B. FULLER COMPANY WILL MAIL TO THE HOLDER OF THIS
CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, WITHOUT CHARGE, PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN
CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING
PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF
SUCH RIGHTS, WHETHER CURRENTLY HELD BY, OR ON BEHALF OF, SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.
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